EXHIBIT 23


                       INDEPENDENT AUDITORS' CONSENT


The Board of Directors
Danielson Holding Corporation:


We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.

                              KPMG LLP

New York, New York
November 22, 2000